                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 15, 2000
                                         ---------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

           Virginia                                     0-25762                         54-1719855
------------------------------------               ----------------                 --------------------
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                                         23060
--------------------------------------------------                                   -------------------
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.             OTHER EVENTS
                    The July 2000 monthly Certificateholder's Statements to investors were distributed August 15, 2000.

ITEM 7 (c).                 EXHIBITS
                            --------
                            The  following  are filed as exhibits  to this Report  under Exhibit 20:
                            1.  July Performance Summary
                            2.  Series 1995-1 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            3.  Series 1995-3 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            4.  Series 1996-1 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            5.  Series 1996-2 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            6.  Series 1996-3 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            7.  Series 1997-1 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            8.  Series 1997-2 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            9.  Series 1998-1 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            10. Series 1998-3 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            11. Series 1998-4 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000.
                            12. Series 1999-1 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000
                            13. Series 1999-2 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000
                            14. Series 1999-3 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000
                            15. Series 2000-1 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000
                            16. Series 2000-2 Class A and Class B Certificateholder's Statements
                                  for the month of July 2000
                            17. Trust Excess Spread Analysis

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.


                                       CAPITAL ONE MASTER TRUST

                                       By:    CAPITAL ONE BANK
                                              Servicer


                                       By:     /s/David M. Willey
                                              ----------------------------------
                                              David M. Willey
                                              Senior Vice President of Corporate
                                              Financial Management
Date:  August 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -----------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
-------               --------                                                        --------------

     1                July Performance Summary                                            07

     2                Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      09

     3                Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      11

     4                Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      13

     5                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      15

     6                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      17

     7                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      19

     8                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      21

     9                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      24

     10               Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      27

     11               Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      30

     12               Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      32

     13               Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      34

     14               Series 1999-3 Class A and Class B Certificate-

                                                                    Page 5 of 42

                      holder's Statements for the month of July 2000                      36

     15               Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      38

     16               Series 2000-2 Class A and Class B Certificate-
                      holder's Statements for the month of July 2000                      40

     17               Trust Excess Spread Analysis                                        42

                                                                    Page 6 of 42